EXHIBIT 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

     In connection with the Quarterly Report of United Surgical Partners International, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William H. Wilcox, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William H. Wilcox
William H. Wilcox
Chief Executive Officer

November 4, 2004

     This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of § 18 of the Securities Exchange of 1934, as amended.